Exhibit 10.2

SGS

CONSENT OF SGS U.S. TESTING COMPANY, INC.

Flameret, Inc.

We hereby consent to the inclusion in this Registration Statement on Form S-1, that we, SGS US Testing Co., Inc. Tulsa, Oklahoma, preformed the testing as stated in this Registration Statement on Form S-l, for only testing as noted in our report numbers 525468-R and 409545-1, these reports were initially issued on January 29th 2007and September 10th 2007, per California Technical Bulletin (Cal TB) 603 Test Procedure for Resistance of a Mattress/Box Spring Set to a Large Open-Flame, as noted in the reference to our company under the caption "Description of Business" in this Registration Statement. These test results and reports do not apply to any other different business entity, especially without supporting documentation of associativity to some new entity or resubmission of new samples from such new entity.

/s/ SGS U.S. TESTING COMPANY, INC.

SGS U.S. TESTING COMPANY, INC

January 14, 2009

 Tulsa Oklahoma

Consumer Services Division 1325 North 108th East Avenue. Tulsa. OK 74116 t(918) 437-8333 f (918) 437-8487 www.sgs.com
Member of the SGS Group